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                                                                    Exhibit 99.1

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") dated as of August 30, 2000 among Caminus Corporation, a Delaware corporation (the "COMPANY"), Nucleus Corporation, a Texas corporation, and Nucleus Energy Consulting Corporation, a Texas corporation (each, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS").

                  WHEREAS, pursuant to an Asset Purchase Agreement dated as of August 30, 2000, among the Company, the Shareholders, John H. Gerold and David
C. Meyers (the "ASSET PURCHASE AGREEMENT"), the Shareholders have acquired 261,334 shares of the Company's common stock; and

                  WHEREAS, the Company has agreed to provide the Shareholders with certain registration rights as sets forth herein;

                  NOW, THEREFORE, in consideration of the premises, obligations and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

         1.       DEFINITIONS.

                  All capitalized terms used herein that are defined in the Asset Purchase Agreement shall have the meanings assigned to such terms in the Asset Purchase Agreement unless specifically defined herein. The following terms shall have the following meanings for the purposes of this Agreement:

                  "COMMON STOCK" means the Company's common stock, par value $.01 per share.

                  "REGISTRABLE SECURITIES" means the 261,334 shares of Common Stock issued to the Shareholders as of the date hereof, and any securities issued or issuable with respect to such common stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

         2.       PIGGYBACK REGISTRATION RIGHTS.

                  (a) Piggyback Notice. If the Company proposes to register any shares of Common Stock under the Securities Act, whether for its own account or for the account of other security holders or both on any form other than S-8, S-4 (or form S-3 if such registration covers an offering of the type contemplated by Form S-8) or any successor forms, either: (i) after the first anniversary of the date hereof (the "FIRST ANNIVERSARY"), or (ii) prior to the First Anniversary but only in connection with a registration statement that the Company reasonably expects will become or remain effective after the First Anniversary, then the Company will give prompt written notice (a "REGISTRATION NOTICE") to the Shareholders of its intention so to register such shares of Common Stock.
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                  (b) Right to Piggyback. Shareholders may, within thirty (30)
days after the receipt of the Registration Notice, notify the Company in writing of the number of Registrable Securities, if any, that each such Shareholder desires to have included in any registration described in paragraph (a) of this
Section 2. If the Shareholders desire to have Registrable Securities included in a registration described in clause (i) of Section 2(a), the Company shall use its reasonable best efforts to cause such Registrable Securities to be included in such registration. If the Shareholders desire to have Registrable Securities included in a registration described in clause (ii) of Section 2(a), the Company shall use commercially reasonable efforts to cause such Registrable Securities to be included in such registration statement; provided, however, notwithstanding the foregoing, in no event shall the Company be obligated to include the Registrable Securities in such a registration statement if the Company reasonably determines that the inclusion of such Registrable Securities could adversely affect the timing or other aspects of the proposed registration. If a registration statement is to cover an underwritten offering, the Registrable Securities, to the extent included by the Company in such registration statement, shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

                  (c) Cutback. The Company shall not be required to include Registrable Securities in any registration if and to the extent that, in the opinion of the managing underwriter for such offering, the inclusion of such Registrable Securities would adversely affect the marketing of such proposed offering or if the Shareholders have not agreed to enter into an underwriting agreement in customary form with the underwriters and to refrain from selling any additional shares of Common Stock for such reasonable period following the effective date of the offering as such managing underwriter may request. If the number of Registrable Securities to be offered by the Shareholders is so reduced (but the Shareholders are permitted to include some Registrable Securities in such registration or other holders of Common Stock possessing registration rights granted prior to the date hereof (such other holders, collectively, the "REGISTERING HOLDERS") are permitted to include some Common Stock in such registration), then the number of Registrable Securities that may be included by each Shareholder shall bear the same proportion (as nearly as practicable) to the number of Registrable Securities owned by such Shareholder as: (i) the number of Registrable Securities to be included in such registration by each other Shareholder bears to the number of Registrable Securities owned by such other Shareholder, and (ii) the number of shares of Common Stock to be included in such registration by each Registering Holder bears to the number of shares of Common Stock owned by such Registering Holder. In connection with any such reduction, the Registering Holders and Shareholders (regardless of management positions or other factors) shall be treated equally. The Company may grant any registration rights to any other party after the date hereof that are equal in right or priority of registration to those set forth herein, provided that in the event that additional or superior registration rights are granted to the Registering Holders, Shareholders shall receive equal and proportional treatment.

                  (d) No Obligation. Notwithstanding any other provision of this Agreement, if, at any time after giving written notice of its intention to register any securities pursuant to this Section 2, and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or delay registration of such securities, the Company shall give written notice of such determination


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and its reasons therefor to the Shareholders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses (as defined in Section 3(b) in connection therewith)), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

                  (e) Termination. The right of any Shareholder to request registration or inclusion in any registration initiated under this Section 2 shall terminate upon the earliest of the date upon which all the Registrable Securities held by such Shareholder: (i) have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) are eligible to be sold or distributed pursuant to Rule 144(k) under the Securities Act or any successor rule to Rule 144(k), or (iii) shall have ceased to be outstanding.

         3.       REGISTRATION PROCEDURES.

                  (a) If and whenever the Company is required by the provisions of Section 2 to effect the registration of Registrable Securities under the Securities Act, the Company will:

                           (i) prepare and file with the Securities and Exchange
Commission a registration statement with respect to the Registrable Securities, and use its best efforts to cause such registration statement to become and remain effective as promptly as practicable for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed six
(6) months;

                           (ii) prepare and file with the Securities and
Exchange Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of the Registrable Securities, not to exceed six (6) months;

                           (iii) furnish to the securityholders participating in
such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such holders may reasonably request in order to facilitate the public offering of such securities;

                           (iv) use its best efforts to register or qualify the
Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           (v) notify the securityholders participating in such
registration, promptly after it shall receive notice thereof, of the time when such registration statement


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has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (vi) notify such holders promptly of any request by
the Securities and Exchange Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (vii) prepare and file with the Securities and
Exchange Commission, any amendments or supplements to such registration statement or prospectus which is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such holders;

                           (viii) prepare and promptly file with the Securities
and Exchange Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions, if any, at the time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectuses then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                           (ix) advise such holders, promptly and after it shall
receive notice or obtain knowledge thereof, of the issuance of any stop order by the Securities Exchange Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  (b) Expenses. All fees, costs and expenses of and incidental to the registration of Registrable Securities (excluding underwriters' discounts and commissions) (the "REGISTRATION EXPENSES") in connection with a registration hereunder shall be borne by the Company. The fees, costs and expense of registration to be borne by the Company shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. Fees and disbursements of one special counsel and accountant for all of selling securityholders who have "piggyback" registration rights shall be borne in all cases by the Company.

                  (c) Indemnification.

                           (i) The Company will indemnify and hold harmless each
holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 2, its directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as


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such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such holder, such underwriter or such controlling person for use in the preparation thereof.

                           (ii) Each holder of Registrable Securities included
in a registration pursuant to the provisions of Section 2 will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon information furnished in writing by or on behalf of such holder for use in the preparation thereof.

                           (iii) Promptly after receipt by an indemnified party
pursuant to the provisions of this Section 3 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of this Section 3, promptly notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise hereunder to the extent the indemnifying party is not prejudiced as a proximate result of such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties at the Company's reasonable expense. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Section 3 for


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any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The indemnifying party shall not settle any such action unless (i) the settlement involves no payment by or injunction or other adverse consequences against the indemnified party, or (ii) the person bringing such action provides a general release in favor of the indemnified party.

         4.       DUTIES OF SHAREHOLDERS IN CONNECTION WITH REGISTRATION.

         It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Shareholder that such Shareholder shall furnish to the Company such information regarding the securities held by such Shareholder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

         5.       HOLDBACK AGREEMENTS.

         If any registration pursuant to this Agreement shall be in connection with an underwritten offering, the Shareholders agree, if so requested in writing by the Company, not to effect any sale or distribution, including any private placement or any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten offering) during the seven (7) days prior to, and during the ninety (90) day period which begins on, the effective date of such registration statement (except as part of such registration).

         6.       LOCKUP.

                  (a) Each Shareholder agrees that, during the period beginning from the date hereof through the First Anniversary, such Shareholder shall not transfer, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive Common Stock, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which such Shareholder has the voting power or power of disposition within the rules and regulations of the SEC (collectively the "SHAREHOLDER'S COMPANY SECURITIES").

                  (b) The restrictions set forth in this Section 6 are expressly intended to preclude the Shareholders from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Shareholder's Company Securities even if such securities would be disposed of by


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someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Shareholder's Company Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such securities.

                  (c) Notwithstanding the foregoing, each Shareholder may transfer the Shareholder's Company Securities (i) to John H. Gerold, Jr. or David C. Meyers; (ii) to any member of the immediate family of the foregoing individuals; (iii) to any trust for the direct or indirect benefit of any individual described in clause (i) or (ii); or, (iv) to the Company; provided that any such transferees (or, in the case of a trust, the trustee of such trust) in clauses (i), (ii) or (iii) shall agree in writing to assume and be bound by the restrictions set forth in this Agreement. For purposes of this Agreement, "IMMEDIATE FAMILY" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

                  (d) The Shareholders acknowledge that any shares of Common Stock issued to the Shareholders shall contain a legend which references the restrictions set forth in this Section 6. The Shareholders agree and consent to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Shareholder's Company Securities except in compliance with the foregoing restrictions. The Company shall cause such legend and stop transfer restrictions to be removed immediately following the First Anniversary.

                  (e) Notwithstanding anything to the contrary in this Section 6, if the Shareholders acquire Common Stock after the date hereof, nothing in this Agreement shall prohibit the Shareholders from disposing of such shares of Common Stock.

         7.       CURRENT INFORMATION.

         The Company agrees to timely file all forms, reports and documents with the Securities and Exchange Commission required to be filed by it under the Securities Exchange Act of 1934, as amended, so as to permit sales of the Common Stock pursuant to Rule 144 promulgated under the Securities Act.

         8.       ASSIGNMENT OF RIGHTS.

         The Shareholders may not assign or delegate their rights and obligations under this Agreement except to a transferee described in, and pursuant to, Section 6(c) of this Agreement.

         9.       SUCCESSORS AND ASSIGNS.

         Subject to Section 8, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.


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         10.      GOVERNING LAW.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

         11.      COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.      TITLES AND SUBTITLES.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         13.      NOTICES.

         All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission (provided that a confirmation copy is sent by another approved means) to the telecopier number specified below:

                           If to the Company:

                           Caminus Corporation
                           747 Third Avenue
                           18th Floor
                           New York, New York  10017
                           Attention:   President
                           Telephone No.:  (212) 515-3600
                           Telecopier No.:  (212) 888-0691

                           with a copy to:

                           Irell & Manella LLP
                           1800 Avenue of the Stars, Suite 900
                           Los Angeles, California 90067
                           Attention:  Richard C. Wirthlin, Esq.
                           Telephone No.:  (310) 277-1010
                           Telecopier No.:  (310) 203-7199


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                           If to the Shareholders:

                           Nucleus Corporation
                           Nucleus Energy Consulting Corporation
                           Attention:  John. H. Gerold, Jr., or
                                          David C. Meyers
                           10777 Westheimer, Suite 1250
                           Houston, TX  77042
                           Telephone No.:  (713) 974-9000
                           Telecopier No.:  (713) 980-0507

                           with a copy to:

                           Duane, Morris & Heckscher LLP
                           380 Lexington Avenue
                           New York, New York 10168
                           Attention: Robert J. Hasday, Esq.
                           Telephone No.:  (212) 692-1010
                           Telecopier No.:  (212) 692-1000

         14.      AMENDMENTS AND WAIVERS.

         This Agreement may be amended, modified supplemented or waived only upon the written agreement of the parties hereto.

         15.      SEVERABILITY.

         If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         16.      ENTIRE AGREEMENT.

         This Agreement and the other agreements entered into on as of the date hereof constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior written agreements, negotiations or oral understanding among the parties hereto.


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                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed as of the date first above written.



                                        CAMINUS CORPORATION,
                                        a Delaware corporation

                                        By:    /s/ David M. Stoner
                                        Name:   David M. Stoner
                                        Title:   President



                                        NUCLEUS CORPORATION,
                                        a Texas corporation

                                        By:    /s/ David C. Meyers
                                        Name:   David C. Meyers
                                        Title:   President



                                        NUCLEUS ENERGY CONSULTING CORPORATION,
                                        a Texas corporation

                                        By:    /s/ David C. Meyers
                                        Name:   David C. Meyers
                                        Title:   President


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